Exhibit (h)(11)

Executive Summary Letter

May 1, 2021

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Attn: Fund Administration Department

Ladies and Gentlemen:

Reference is made to the Sub-Administration Agreement between us dated as of April 1, 2014, including Appendix A, as amended (the “Agreement”).

Pursuant to the Agreement, this letter is to provide written notice of the addition of two funds, the termination of five funds, and the name changes for 46 funds. The additional funds are as follows: MML iShares® 60/40 Allocation Fund and MML iShares® 80/20 Allocation Fund. The terminated funds are as follows: MassMutual Premier Value Fund, MassMutual RetireSMARTSM 2010 Fund, MassMutual RetireSMARTSM 2015 Fund, MassMutual Select Large Cap Value Fund, and MM Select Bond and Income Asset Fund. The name changes are as follows:

Previous Fund Name	New Fund Name
MassMutual RetireSMARTSM 2020 Fund	MassMutual RetireSMARTSM by JP Morgan 2020 Fund
MassMutual RetireSMARTSM 2025 Fund	MassMutual RetireSMARTSM by JP Morgan 2025 Fund
MassMutual RetireSMARTSM 2030 Fund	MassMutual RetireSMARTSM by JP Morgan 2030 Fund
MassMutual RetireSMARTSM 2035 Fund	MassMutual RetireSMARTSM by JP Morgan 2035 Fund
MassMutual RetireSMARTSM 2040 Fund	MassMutual RetireSMARTSM by JP Morgan 2040 Fund
MassMutual RetireSMARTSM 2045 Fund	MassMutual RetireSMARTSM by JP Morgan 2045 Fund
MassMutual RetireSMARTSM 2050 Fund	MassMutual RetireSMARTSM by JP Morgan 2050 Fund
MassMutual RetireSMARTSM 2055 Fund	MassMutual RetireSMARTSM by JP Morgan 2055 Fund
MassMutual RetireSMARTSM 2060 Fund	MassMutual RetireSMARTSM by JP Morgan 2060 Fund
MassMutual RetireSMARTSM In Retirement Fund	MassMutual RetireSMARTSM by JP Morgan In Retirement Fund
MassMutual RetireSMARTSM Conservative Fund	MassMutual 20/80 Allocation Fund
MassMutual RetireSMARTSM Moderate Fund	MassMutual 40/60 Allocation Fund
MassMutual RetireSMARTSM Moderate Growth Fund	MassMutual 60/40 Allocation Fund
MassMutual RetireSMARTSM Growth Fund	MassMutual 80/20 Allocation Fund
MassMutual Select Blue Chip Growth Fund	MassMutual Blue Chip Growth Fund
MassMutual Select Diversified Value Fund	MassMutual Diversified Value Fund
MassMutual Select Equity Opportunities Fund	MassMutual Equity Opportunities Fund
MassMutual Select Fundamental Growth Fund	MassMutual Fundamental Growth Fund
MassMutual Select Fundamental Value Fund	MassMutual Fundamental Value Fund
MassMutual Select Growth Opportunities Fund	MassMutual Growth Opportunities Fund
MassMutual Select Mid Cap Growth Fund	MassMutual Mid Cap Growth Fund
MassMutual Select Mid-Cap Value Fund	MassMutual Mid Cap Value Fund
MassMutual Select Overseas Fund	MassMutual Overseas Fund
MassMutual Select Small Cap Growth Equity Fund	MassMutual Small Cap Growth Equity Fund
MassMutual Select Small Cap Value Equity Fund	MassMutual Small Cap Value Equity Fund
MassMutual Select Small Company Value Fund	MassMutual Small Company Value Fund

MassMutual Select Strategic Bond Fund	MassMutual Strategic Bond Fund
MassMutual Select Total Return Bond Fund	MassMutual Total Return Bond Fund
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund	MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund
MM Select Equity Asset Fund	MM Equity Asset Fund
MassMutual Premier Balanced Fund	MassMutual Balanced Fund
MassMutual Premier Core Bond Fund	MassMutual Core Bond Fund
MassMutual Premier Disciplined Growth Fund	MassMutual Disciplined Growth Fund
MassMutual Premier Disciplined Value Fund	MassMutual Disciplined Value Fund
MassMutual Premier Diversified Bond Fund	MassMutual Diversified Bond Fund
MassMutual Premier Global Fund	MassMutual Global Fund
MassMutual Premier High Yield Fund	MassMutual High Yield Fund
MassMutual Premier Inflation-Protected and Income Fund	MassMutual Inflation-Protected and Income Fund
MassMutual Premier International Equity Fund	MassMutual International Equity Fund
MassMutual Premier Main Street Fund	MassMutual Main Street Fund
MassMutual Premier Short-Duration Bond Fund	MassMutual Short-Duration Bond Fund
MassMutual Premier Small Cap Opportunities Fund	MassMutual Small Cap Opportunities Fund
MassMutual Premier Strategic Emerging Markets Fund	MassMutual Strategic Emerging Markets Fund
MassMutual Premier U.S. Government Money Market Fund	MassMutual U.S. Government Money Market Fund
MML Asset Momentum Fund	MML Equity Momentum Fund
MML Fundamental Growth Fund	MML Fundamental Equity Fund

In accordance with the appointment provision of Section 1 of the Agreement, effective May 1, 2021, Appendix A to the Agreement is amended and restated in its entirety and replaced with a new Appendix A annexed hereto.

Please indicate your acceptance of the foregoing by executing two copies of this letter, returning one to MML Investment Advisers, LLC and retaining one copy for your records.

Very truly yours,

MML Investment Advisers, LLC

By:	/s/ Douglas Steele
Name:	Douglas Steele
Title:	Vice President

Accepted:

MassMutual Select Funds

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

Accepted:

MassMutual Premier Funds

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

Accepted:

MML Series Investment Fund

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

Accepted:

MML Series Investment Fund II

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	s/s Kevin Murphy
Name:	Kevin Murphy
Title:	Managing Director

Appendix A

MassMutual Select Funds
Portfolios
MassMutual Blue Chip Growth Fund
MassMutual Diversified Value Fund
MassMutual Equity Opportunities Fund
MassMutual Fundamental Growth Fund
MassMutual Fundamental Value Fund
MassMutual Growth Opportunities Fund
MassMutual Mid Cap Growth Fund
MassMutual Mid Cap Value Fund
MassMutual Overseas Fund
MassMutual Small Cap Growth Equity Fund
MassMutual Small Cap Value Equity Fund
MassMutual Small Company Value Fund
MassMutual Strategic Bond Fund
MassMutual Total Return Bond Fund
MassMutual Select BlackRock Global Allocation Fund
MM MSCI EAFE® International Index Fund
MM Russell 2000® Small Cap Index Fund
MM S&P 500® Index Fund
MM S&P® Mid Cap Index Fund
MassMutual 20/80 Allocation Fund
MassMutual 40/60 Allocation Fund
MassMutual 60/40 Allocation Fund
MassMutual 80/20 Allocation Fund
MassMutual RetireSMARTSM by JP Morgan 2020 Fund
MassMutual RetireSMARTSM by JP Morgan 2025 Fund
MassMutual RetireSMARTSM by JP Morgan 2030 Fund
MassMutual RetireSMARTSM by JP Morgan 2035 Fund
MassMutual RetireSMARTSM by JP Morgan 2040 Fund
MassMutual RetireSMARTSM by JP Morgan 2045 Fund
MassMutual RetireSMARTSM by JP Morgan 2050 Fund
MassMutual RetireSMARTSM by JP Morgan 2055 Fund
MassMutual RetireSMARTSM by JP Morgan 2060 Fund
MassMutual RetireSMARTSM by JP Morgan In Retirement Fund
MM Equity Asset Fund
MassMutual Select T. Rowe Price Retirement 2005 Fund
MassMutual Select T. Rowe Price Retirement 2010 Fund
MassMutual Select T. Rowe Price Retirement 2015 Fund
MassMutual Select T. Rowe Price Retirement 2020 Fund
MassMutual Select T. Rowe Price Retirement 2025 Fund
MassMutual Select T. Rowe Price Retirement 2030 Fund
MassMutual Select T. Rowe Price Retirement 2035 Fund
MassMutual Select T. Rowe Price Retirement 2040 Fund
MassMutual Select T. Rowe Price Retirement 2045 Fund
MassMutual Select T. Rowe Price Retirement 2050 Fund
MassMutual Select T. Rowe Price Retirement 2055 Fund

MassMutual Select T. Rowe Price Retirement 2060 Fund
MassMutual Select T. Rowe Price Retirement Balanced Fund
MassMutual Select T. Rowe Price Bond Asset Fund
MassMutual Select T. Rowe Price Emerging Markets Bond Fund
MassMutual Select T. Rowe Price International Equity Fund
MassMutual Select T. Rowe Price Large Cap Blend Fund
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
MassMutual Select T. Rowe Price Real Assets Fund
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund

MassMutual Premier Funds
Portfolios
MassMutual Balanced Fund A, Y, S, L
MassMutual Core Bond Fund
MassMutual Disciplined Growth Fund
MassMutual Disciplined Value Fund
MassMutual Diversified Bond Fund
MassMutual Global Fund
MassMutual High Yield Fund
MassMutual Inflation-Protected and Income Fund
MassMutual International Equity Fund
MassMutual Main Street Fund
MassMutual Short-Duration Bond Fund
MassMutual Small Cap Opportunities Fund
MassMutual Strategic Emerging Markets Fund
MassMutual U.S. Government Money Market Fund

MML Series Investment Fund
Portfolios
MML Aggressive Allocation Fund
MML American Funds Core Allocation Fund
MML American Funds Growth Fund
MML American Funds International Fund
MML Balanced Allocation Fund
MML Blue Chip Growth Fund
MML Conservative Allocation Fund
MML Equity Income Fund
MML Equity Index Fund
MML Focused Equity Fund
MML Foreign Fund
MML Fundamental Equity Fund
MML Fundamental Value Fund
MML Global Fund
MML Growth Allocation Fund
MML Growth & Income Fund
MML Income & Growth Fund
MML International Equity Fund
MML Large Cap Growth Fund

MML Managed Volatility Fund
MML Mid Cap Growth Fund
MML Mid Cap Value Fund
MML Moderate Allocation Fund
MML Small Cap Growth Equity Fund
MML Small Company Value Fund
MML Small/Mid Cap Value Fund
MML Total Return Bond Fund

MML Series Investment Fund II
Portfolios
MML Blend Fund
MML Dynamic Bond Fund
MML Equity Fund
MML Equity Momentum Fund
MML Equity Rotation Fund
MML High Yield Fund
MML Inflation-Protected and Income Fund
MML iShares® 60/40 Allocation Fund
MML iShares® 80/20 Allocation Fund
MML Managed Bond Fund
MML Short-Duration Bond Fund
MML Small Cap Equity Fund
MML Special Situations Fund
MML Strategic Emerging Markets Fund
MML U.S. Government Money Market Fund